                                                                    EXHIBIT 10.9


                               CLOSING AGREEMENT

         This CLOSING AGREEMENT (the "Agreement") is made and entered into as of the 28th day of August, 1996, by and among Family Funn Entertainment, Inc., a Florida corporation ("FFE"), Family Entertainment Funding, L.P., a Georgia Limited partnership ("FEF") (collectively, "Sellers") and Mountasia Entertainment International, Inc., a Georgia corporation ("MEI" or "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Sellers and Purchaser entered into a Purchase and Sale Agreement dated as of April 3, 1996 (the "Purchase and Sale Agreement"), providing among other things, for (i) the conveyance by FFE to MEI of its general partnership interest (the "GP Interest") in National Entertainment Funding, L.P., a Delaware limited partnership ("NEF"); and (ii) the conveyance by FEF to MEI of its limited partnership interest (the "LP Interest") in NEF, as well as certain indebtedness owed to FEF by NEF in the original principal amount of $2,718,000 (the "Indebtedness"); and

         WHEREAS, Sellers and Purchaser entered into a Letter Agreement Concerning Closing contemporaneously with the Purchase and Sale Agreement (the "First Letter Agreement") by which the parties agreed to defer the closing under the Purchase and Sale Agreement until (i) the Purchaser shall have obtained the consent of NationsBank, N.A. (South), the senior secured lender to NEF, ("NationsBank") to the transactions contemplated by the Purchase and Sale Agreement, and (ii) FEF shall have obtained the consent of a majority of its limited partners to the sale of the LP Interest and the Indebtedness to Purchaser; and

         WHEREAS, Sellers and Purchaser entered into a subsequent letter agreement dated April 19, 1996 (the "Second Letter Agreement") pursuant to which the parties agreed that the aforesaid consent of NationsBank would no longer be required if NationsBank sold its loans to Purchaser to a third party, such loans were repaid or such consent was otherwise not required, in which event the closing under the Purchase and Sale Agreement was agreed to occur as soon thereafter as possible and in any event no later than three business days after such event.

         NOW, THEREFORE, pursuant to the Purchase and Sale Agreement and in consideration of the provisions thereof and the mutual covenants and agreements set forth therein, the parties hereto agree as follows:

         1.      ASSIGNMENT OF PARTNERSHIP INTERESTS AND INDEBTEDNESS.

                 (a) In consideration of the Purchase Price (as such term and all other capitalized terms used but not defined herein are defined in the Purchase and Sale Agreement), FFE hereby sells, transfers, assigns, conveys and delivers to Purchaser, all of FFE's right, title and interest in and to the GP Interest, to have and to hold the same for Purchaser, its successors and assigns forever.

                 (b) In consideration of the Purchase Price, FEF hereby sells, transfers, assigns, conveys and delivers to Purchaser, and Purchaser hereby assumes from FEF, all of FEF's right, title and interest in and to the LP Interest and the Indebtedness, to have to hold the same for Purchaser, its successors and assigns forever.

                 (c) Each Seller hereby constitutes and appoints Purchaser as its true and lawful attorney-in-fact with full power of substitution and in its name and stead or in the name of Purchaser or otherwise, by and on behalf and for the benefit of Purchaser, to demand and receive from time to time any and all of the rights and interests hereby sold, transferred, assigned, conveyed and delivered, and to give receipts and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute in the name of each Seller or otherwise, for the benefit of Purchaser, all proceedings at law, in equity or otherwise, in order to collect, assert or enforce any claim, right or title of any kind in or to or arising from the rights and interests hereby sold, transferred, assigned, conveyed and delivered, and for the benefit of Purchaser to defend or compromise any and all actions, suits or proceedings in respect of the GP Interest, the LP Interest, and the Indebtedness assigned hereby and to do all such acts and things in relation thereto as Purchaser shall deem desirable; Sellers hereby declaring that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by Sellers in any manner or for any reason.

                 (d) In recognition of the delay in the closing under the Purchase and Sale Agreement from the dates contemplated by the Purchase and Sale Agreement, the First Letter Agreement and the Second Letter Agreement, Purchaser agrees that, notwithstanding the provisions of the First Letter Agreement, Sellers shall not be deemed to have repeated as of the date hereof the representations and warranties set forth in the first sentence of Section
4.1 and of Section 5.1 of the Purchase and Sale Agreement.

         2. PAYMENT OF PURCHASE PRICE. In full satisfaction of the Purchase Price, Sellers hereby acknowledge receipt of Purchaser's 9.1% Subordinated Convertible Debentures Due January 1, 2002, issued in the names of Sellers in the respective dominations set forth on Exhibit B of the Purchase and Sale Agreement. Accordingly, Sellers acknowledge and agree that the Purchase Price has been paid in full as of the date of this Closing Agreement.

         3. TERMINATION OF NEF FORMATION AGREEMENT. Sellers and Purchaser hereby agree to enter into a Termination Agreement substantially in the form attached as Exhibit "A" hereto, by which the "National Entertainment Funding, L.P. Formation Agreement" dated June 30, 1994, shall be terminated.

         4. PURCHASER REPRESENTATION. Purchaser represents that, simultaneously with the execution of this Agreement, Purchaser is closing the sale of $40,000,000.00 of Purchaser's common stock pursuant to an Amended and





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

Restated Investment Agreement with MEI Holdings, L.P., and is executing and delivering a Consolidated, Amended and Restated Loan and Security Agreement by and among Purchaser and certain of its wholly owned subsidiaries as Borrowers and Foothill Capital Corporation as Lender by which the Lender will provide up to $20,000,000.00 in secured financing to the Borrowers, which under certain conditions could increase to $25,000,000 (such simultaneous transactions being referred to together as the "Refinance Closings").

         5. CONSENTS. Each of the Sellers and Purchaser hereby represent that all required consents to the Purchase and Sale Agreement and to this Agreement with respect to performance of its obligations hereunder have been obtained or waived.

         6. CERTAIN PAYMENTS. Each of the parties hereby acknowledges and agrees that none of the transactions effected pursuant hereto shall be deemed to have been concluded until, and each of such transactions is expressly conditioned upon, (i) receipt by the Sellers of the prepayment of interest required by Section 3(A) of the Debentures being issued and delivered to the Sellers in accordance with Section 2 of this Agreement; and (ii) the completion of the Refinancing Closings and receipt by MEI of the amounts described in
Section 4 above in respect thereof.

         7. ENFORCEABILITY. This Agreement shall be binding upon and enforceable against and shall inure to the benefit of Sellers and Purchaser and their respective successors and assigns.

         8. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws.

         9. COUNTERPARTS. This instrument may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.





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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


SELLERS:                                PURCHASER:

FAMILY FUNN ENTERTAINMENT, INC.         MOUNTASIA ENTERTAINMENT
                                        INTERNATIONAL, INC.


By: /s/ James Curtis                    By: /s/ L. Scott Demerau
   ---------------------------------       -------------------------------------
Name:   James Curtis                    Name: L. Scott Demerau
     -------------------------------       -----------------------------------
Title: President                        Title: President & CEO
      ------------------------------          ----------------------------------

                      (SIGNATURES CONTINUED ON NEXT PAGE)

                   (SIGNATURES CONTINUED FROM PREVIOUS PAGE)

FAMILY ENTERTAINMENT FUNDING, L.P.

By: FAMILY FUNN ENTERTAINMENT, INC.
     Its General Partner


   By: /s/ James Curtis
      ------------------------------
   Name:   James Curtis
        ----------------------------
   Title:  President
         ---------------------------

                                   EXHIBIT A
                             TERMINATION AGREEMENT

         This TERMINATION AGREEMENT (the "Agreement") is entered into this ____ day of August, 1996, by and among National Entertainment Funding, L.P., a Delaware limited partnership ("NEF"); Amusement Co., Inc., a Delaware corporation ("ACI"); Amusement Co. Partners, Inc., a Delaware corporation ("ACPI"); Family Funn Entertainment Inc., a Florida corporation ("FFE"); Family Entertainment Funding, L.P., a Georgia limited partnership ("FEF"); Leisure Funn, Inc., a Florida corporation ("LFI"); Mountasia Entertainment International, a Georgia corporation ("MEI"); and Londott Investments, Ltd., a Canadian corporation ("Londott") (collectively, the "Parties").

                              W I T N E S S E T H:

         WHEREAS, the Parties are also all of the parties to that certain "National Entertainment Funding, L.P. Formation Agreement" dated June 30, 1994 (the "Formation Agreement"); and

         WHEREAS, FFE, FEF and LFI have sold their respective general and limited partnership interests in NEF to MEI pursuant to Purchase and Sale Agreements dated April 3, 1996 and ACI and ACPI have sold all of their respective capital stock to MEI pursuant to a Purchase and Sale Agreement dated April 3, 1996; and

         WHEREAS, ACI, ACPI and MEI, being the sole remaining holders of general and limited partnership interests in NEF, desire to dissolve NEF in accordance with Delaware law and pursuant to a Dissolution Agreement to be executed contemporaneously herewith; and

         WHEREAS, the Parties therefore desire to terminate any and all of their remaining rights and obligations under the Formation Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, do hereby agree that the Formation Agreement shall be terminated, and that none of the Parties shall have any further rights or obligations arising solely therefrom.





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
         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.



AMUSEMENT CO., INC.                     AMUSEMENT CO. PARTNERS, INC.


By:                                     By:
   ---------------------------------       -------------------------------------
Name:                                   Name:
     -------------------------------         -----------------------------------
Title:                                  Title:
      ------------------------------          ----------------------------------



FAMILY ENTERTAINMENT                    FAMILY FUNN ENTERTAINMENT, INC.
 FUNDING, L.P.
By: Family Funn Entertainment, Inc.
    Its General Partner

    By:                                 By:
       -----------------------------       -------------------------------------
    Name:                               Name:
         ---------------------------         -----------------------------------
    Title:                              Title:
          --------------------------          ----------------------------------



LEISURE FUNN, INC.                      MOUNTASIA ENTERTAINMENT INTERNATIONAL,
                                        INC.


By:                                     By:
   ---------------------------------       -------------------------------------
Name:                                   Name:
     -------------------------------         -----------------------------------
Title:                                  Title:
      ------------------------------          ----------------------------------

NATIONAL ENTERTAINMENT                  LONDOTT INVESTMENTS, LTD.
 FUNDING, L.P.
By: Amusement Co., Inc.
    Its General Partner


    By:                                 By:
       -----------------------------       -------------------------------------
    Name:                               Name:
         ---------------------------         -----------------------------------
    Title:                              Title:
          --------------------------          ----------------------------------

By: Amusement Co. Partners, Inc.
    Its Limited Partner

    By:
       -----------------------------
    Name:
         ---------------------------
    Title:
          --------------------------

By: Mountasia Entertainment
    International, Inc.
    Its General and Limited Partner


    By:
       -----------------------------
    Name:
         ---------------------------
    Title:
          --------------------------




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